Cash and Cash Equivalents	12 Months Ended
Dec. 31, 2022
Cash and cash equivalents [abstract]
Cash and Cash Equivalents

18. Cash and Cash Equivalents

	As of December 31,
	2021	2022
	RMB’000	RMB’000
Cash at bank
- USD deposits	1,645,948	353,379
- RMB deposits	57,595	63,856
- Australian Dollar deposit	3,337	5,113
Cash equivalents (i)	—	127,926
	1,706,880	550,274

(i)
Due to their liquidity, investments in money market funds and short-term investments with original maturities of 90 days or less, are classified as cash equivalents. Accordingly, these cash equivalents are recorded at their fair value, with their changes in fair value reflected in profit or loss (see Note 17(b)).

Cash at bank located in the PRC earns interest at floating rates based on daily bank deposit rates, while deposits in banks outside the PRC are with interest rate of nil.

Cash at banks denominated in RMB are deposited with banks in the PRC. The conversion of these RMB-denominated balances into foreign currencies and the remittance of funds out of China are subject to the rules and regulations of foreign exchange control promulgated by the PRC Government.

Cash equivalents denominated in USD are held with banks in the U.S.

As of December 31, 2021 and 2022, RMB 1,501.8 million and RMB 377.8 million of cash and cash equivalents were held in banks outside the PRC, respectively.